Exhibit 10.5
Portions of this exhibit marked “[***Redacted***]” have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.
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UNCLASSIFIEDAMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT1. CONTRACT ID CODEPAGE OF PAGES132. AMENDMENT/MODIFICATION NO. P000163. EFFECTIVE DATE 03/28/20084. REQUISITION/PURCHASE REQ. NO. See Schedule5. PROJECT NO. (If applicable)6. ISSUED BY CODEHM15727. ADMINISTERED BY (If other than Item 6) CODE[**Redacted**] Nat’l Geospatial-Intelligence Agen. ATTN: [**Redacted**] 12310 SUNRISE VALLEY DRIVE RESTON VA 2 0191-3449 P.O.C. [**Redacted**] Phone: [**Redacted**] Fax: [**Redacted**] Email: [**Redacted**] 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) (x)9A. AMENDMENT OF SOLICITATION NO. Digital Globe, Inc Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493 9B. DATED (SEE ITEM 11) x10A. MODIFICATION OF CONTRACT/ORDER NO. HM157304C0001 10B. DATED (SEE ITEM 11) 12/09/2003 CODE 7896384180000 FACILITY COD E11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS o The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers o is extended, o is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made b y telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.12. ACCOUNTING AND APPROPRIATION DATA (If required) See ScheduleNet Increase:$9,000,000.00 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. CHECK ONEA. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 1 4 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Incremental Funding, IAW Section B, Paragraph B.1, Line Item CLIN 0001 XD. OTHER (Specify type of modification and authority) E. IMPORTANT: Contractor xis not. o is required to sign this document and return 0 copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Tax ID Number: 31-1420852 DUNS Number: 789638418 The purpose of this modification is to provide incremental funding for CLIN 0001. The total amount of funding available under CLIN 0001 is increased by $9,000,000 from $161,000,000 to $170,000,000. The total amount of funding available under the contract is increased by $9,000,000 from $236,970,000 to $245,970,000. The total value of the contract remains unchanged. Accordingly, this contract is modified as follows: Continued ... Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* [**Redacted**]	
15B. CONTRACTOR/OFFEROR *(Signature of person authorized to sign)*	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA /s/ [**Redacted**] *(Signature of Contracting Officer)*	16C. DATE SIGNED

NSN 7540-01-152-8070
Previous edition unusable

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0001/P00028	PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR
Digital Globe, Inc

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	1. Under Section J – List of Attachments, the date for Attachment 1 is changed to read [**Redacted**]. Changed page 34 is attached hereto				
	2. Under Attachment 1 NextView Statement of Work (change pages Cover Page, page 9, 33 and 34 are attached hereto, with page 34 for repagination only)(changes effective 01 January 2009): [**Redacted**]				
	Period of Performance: 10/01/2006 to 07/31/2009				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)

15A. NAME AND TITLE OF SIGNER (Type or print)16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]15B. CONTRACTOR/OFFEROR15C. DATE SIGNED16B. UNITED STATES OF AMERICA16C. DATE SIGNED/s/[**Redacted**]3/28/08(Signature of person authorized to sign)(Signature of Contracting Officer)NSN 7540-01-152-8070 Previous edition unusableSTANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243 UNCLASSIFIED DCONTINUATION SHEETREFERENCE NO. OF DOCUMENT BEING CONTINUED HM157304C0001/P00016PAGE OF33NAME OF OFFEROR OR CONTRACTOR Digital Globe, IncITEM NO. (A)SUPPLIES/SERVICES (B)QUANTITY (C)UNIT (D)UNIT PRICE (E)AMOUNT (F)1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.3 Total Contract Price/Total Contract Funding (change page 3 is attached hereto): a. Under CLIN 0001, the Obligated Amount is increased by $9,000,000 from $161,000,000 to $170,000,000 and the Unfunded Amount i s decreased by $2,346,605.22 from $84,153,394.78 to $75,153,394.78 b. Under Total, the Obligated Amount is increased by $9,000,000 from $236,970,000 to $245,970,000 and The Unfunded Amount is decreased by $2,346,605.22 from $365,363,394.78 to $356,363,394.78 2. Under Section G, Contract Administration Data, Paragraph G.8, Accounting and Appropriation Data is revised to reflect the obligation of funding under CLIN 0001. Change page 16 is attached hereto. Delivery: 30 Days After Award Discount Terms : [**Redacted**] Delivery Location Code: [**Redacted**] [**Redacted**] Payment: [**Redacted**] FAX Invoices To: [**Redacted**] —CUSTOMER SERVICE [**Redacted**] [**Redacted**] Period of Performance: 10/01/2006 to 07/31/2009 Change Item 0001 to read as follows (amount shown is the obligated amount): 0001DISCUSS BRACKETED SECTIONS WITH COMPANY [NextView COMMERCIAL IMAGERY PROGRAM Fully Funded Obligation Amount $245,153, 394.78 Incrementally Funded Amount: $170,000,000.00 Product/Service Code: 7640 Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES 9,000,000.00[**Redacted**][**Redacted**][**Redacted**]. .NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
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Part II Imagery Acquisition Activities
SECTION B — SUPPLIES OR SERVICES AND PRICES/COSTS
Scope and Period of Performance. This is fixed price contract for the procurement of imagery and other items and is conducted pursuant to 10 USC Chapter 137. The period of performance of this Contract is from 01 October 2006 through 31 July 2009.
B.1 Line Item 0001 – Imagery Acquisition COMMERCIAL IMAGERY
The scope of effort for this firm fixed price line item is defined in Attachment 1 Statement of Work Section 4.2 and Appendix D. CLIN 0001 performance from November 2007 through December 2007 is on a Pay-by-Imagery basis. Performance from January 1, 2008 through contract completion is on a Service Level Agreement (SLA) basis. This effort is priced at the amount set forth below.
WV60 Total Estimated FFP: [**Redacted**]
[**Redacted**]
CLIN 0001 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any order placed under this Contract may arise until funds are made available to the Contracting Officer for such task order and until the Contractor receives notice of such availability in writing by the Contracting Officer.
B.2 Government Option 1
The Contracting Officer may exercise Option 1 at any time by written notice to the Contractor not less than sixty (60) days in advance of the option period of performance start date. Exercise and performance of this option is subject to the availability of funding. In the event funds are not available at option exercise, the following terms and conditions apply: “Funds are not presently available for this option. The Government’s and the Contractor’s obligations under this Contract are contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance may arise until funds are made available to the Contracting Officer for such option and until the Contractor receives notice of such availability in writing by the Contracting Officer.”
Line Item 0002 – Government Option 1: IMAGERY DERIVED PRODUCTS AND SERVICES
The scope of effort for this line item is defined in Attachment 1 Statement of Work appendix E. This effort is estimated at the amount set forth below.
Minimum Amount: $0
Maximum Amount: $265,000,000.00
Estimated Amount: None
Line Item 0002 is an indefinite-quantity line item for the supplies or services and prices as specified in the Attachment 1 Statement of Work or in separately issued Task Orders (using DD Form 1155), and are effective for the entire period of performance or as specified in the DD Form 1155. Delivery or performance shall be made only as authorized by orders issued in accordance with the Statement of Work, Section C. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in Line Item 0002 up to and including the amount designated as the “maximum.” The Government has no minimum order obligations. Except for the limitations in the value specified as the maximum amount, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
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B.3 Total Contract Price/Total Contract Funding
[**Redacted**]
B.4 Line Item CLIN 0003 — QuickBird New Collections and Imagery Processing
[4 pages **Redacted**]
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B.5 Line Item CLIN 0004 — Firewire Drives, Other Media and Shipping Expenses
[**Redacted**]
B.6 Line Item CLIN 0005 — System Engineering Services Support
This CLIN is priced at a [**Redacted**]. Line Item 0005 is a time and material level-of-effort (LOE) item for System Engineering Services Support in accordance with Contract Attachment 5. LOE support for Attachment 5 paragraphs 1.1.1 through 1.1.6 shall be as directed by the Contracting Officer’s Representative. Other LOE shall be provided for tasks under paragraph 1.1.7 as directed by the Contracting Officer.
CLIN 0005 will be incrementally funded in accordance with NGA budget and policy provisions. The Government’s and the Contractor’s continuing obligations under this CLIN is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under any task placed under this CLIN may arise until funds are made available to the Contracting Officer for such tasks and until the Contractor receives notice of such availability in writing by the Contracting Officer.
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SECTION C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
C.1 — Statement of Work
The Contractor shall provide all personnel, materials, and facilities to furnish the items specified in Section B of this contract in accordance with the Statement of Work(s), Attachment 1 and Attachment 5.
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SECTION D — PACKAGING AND MARKING
D.1 Packaging and Marking Instructions Preservation, Packaging, Packing, and Marking of Shipments (Commercially Packaged Items)
Packing, packaging, and marking shall be in accordance with Section C — Statement of Work. In the event such are not applicable, packing, packaging, and marking shall be in accordance with standard commercial practice for domestic shipment, as set forth in the Uniform Freight Classification for commercial practice, to assure arrival at destination in serviceable condition.
D.2 Prohibited Packing Materials
The use of asbestos, excelsior, newspaper or shredded paper (all types including waxed paper, computer paper and similar hygroscopic or non-neutral material) is prohibited.
D.3 Markings of Warranted Items
Each item covered by a warranty shall be stamped or marked as such. Where this is impracticable, written notice shall be attached to or furnished with the warranted item. Markings will state (i) substance of warranty, (ii) duration, and (iii) name of activity to be notified of defects. Electronic deliveries shall contain files describing the warranty.
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SECTION E — INSPECTION AND ACCEPTANCE
E.1 1 Inspection
The inspection or acceptance of work, accomplished and/or items produced or deliverable under this Contract shall be performed in accordance with the procedures and prerequisites as defined in Section C — Statement of Work and FAR 52.212-4(a).
E.2 Acceptance Period Unless notification of acceptance or rejection is received earlier, the Government acceptance shall be deemed to have occurred constructively at 30 days after receipt as defined in the Statement of Work(s), Attachment 1 and Attachment 5.
E.3 52.246-4 Inspection of Services — Fixed-Price
E.4 Acceptance
Acceptance of items produced under this Contract occurs upon delivery as defined in the Statement of Work(s), Attachment 1 and Attachment 5.
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SECTION F — DELIVERIES OR PERFORMANCE
F.1 52.242-17 Government Delay of Work (Apr 1984)
(1)	(a)	If the performance of all or any part of the work of this contract is delayed or interrupted (1) by an act of the Contracting Officer in the administration of this contract that is not expressly or impliedly authorized by this contract, or (2) by a failure of the Contracting Officer to act within the time specified in this contract, or within a reasonable time if not specified, an adjustment (excluding profit) shall be made for any increase in the cost of performance of this contract caused by the delay or interruption and the contract shall be modified in writing accordingly. Adjustment shall also be made in the delivery or performance dates and any other contractual term or condition affected by the delay or interruption. However, no adjustment shall be made under this clause for any delay or interruption to the extent that performance would have been delayed or interrupted by any other cause, including the fault or negligence of the Contractor, or for which an adjustment is provided or excluded under any other term or condition of this contract.
(b)	A claim under this clause shall not be allowed — (1) For any costs incurred more than 20 days before the Contractor shall have notified the Contracting Officer in writing of the act or failure to act involved; and
(2)	Unless the claim, in an amount stated, is asserted in writing as soon as practicable after the termination of the delay or interruption, but not later than the day of final payment under the contract.
F.2 Place of Performance
The principal place of performance under this Contract shall be the Contractor’s facility located at 1601 Dry Creek Drive, Suite 260, Longmont. CO 80503.
F.3 Consignee and Address
In the event submitted items are classified TOP SECRET, SI/TK or other compartmented categories they shall be sent through Government approved courier channels to:
[**Redacted**]
Other agreement documentation or non-compartmented classification through SECRET may be forwarded by registered mail to:
[**Redacted**]
F.4 Personal Delivery
In the event any item under this Contract is personally delivered to the AOR or Contracting Officer, the Contractor shall obtain a signed receipt in duplicate from the AOR or Contracting Officer. One copy of the receipt shall be attached to the Contractor’s invoice submitted for payment for such item(s). Failure to do so may result in delayed payment.
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F.5 Term of this Contract
This Contract commences upon execution and continues through 31 July 2009. Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this Article. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.
F.6 Place of Delivery:
a. Primary Delivery: Origin
The articles to be furnished hereunder shall be delivered upon placement by the NextView Contracting Officer or as designated at the time of tasking.
b. Secondary Delivery: Destination
Finished products shall be transmitted electronically upon NGA request after placement into the DigitalGlobe NGA Product Archive at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.
F.7 52.242-15 Stop Work Order (Aug 1989)
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SECTION G — CONTRACT ADMINISTRATION DATA
G.1 Authority and Designation of an Contracting Officer’s Representative (COR)
(a) Authority. Performance of this Contract is subject to the technical guidance and review of the Contracting Officer or the designated representative. As used herein, “technical guidance” is restricted to scientific, engineering or other technical field of discipline matters directly related to the work to be performed. Such guidance may be provided for the purposes of filing in details, clarifying, interpreting or otherwise serving to accomplish the technical objectives and requirements of the Contract. In addition and unless specified elsewhere in this Contract, the authority of the designated representative is specifically limited to the technical administration of this Contract and the inspection of supplies being produced, services being provided or work being performed to assess compliance with the scope, the Government’s estimated cost share, schedule and technical requirements of the Contract.
(b) Designation. Designation of a Contracting Officer’s Representative (COR) will be accomplished by issuance of a letter signed by the Contracting Officer. Two copies of the letter, with reference to this clause, will be provided to the Contractor. The Contractor will acknowledge both the receipt of the designation and its understanding of the limited authority specified herein, by signing and returning a copy of the letter to the address indicated. Designation and acknowledgement may be accomplished via electronic communications.
(c) Notification. The Contracting Officer is the only representative of the government authorized to negotiate, enter into, modify or take any other action with respect to this Contract. Therefore, not other employee or representative of the Government has the authority to initiate a course of action which may alter the terms of this Contract. All revisions to specifications, requirements or informal commitments that may involve a change in either the total cost/price, scope, delivery schedule or legal aspects of this Contract must be accomplished by change order or supplemental Contract, to be negotiated and signed by the Contracting Officer. Should any action by Government personnel (other that the Contracting Officer) imply a commitment on the part of the Government, which would effect the terms of this Contract, the Contractor must notify the Contracting Officer and obtain approval prior to proceeding. Otherwise, the Contractor proceeds at its own risk.
G.2 Novation/Change of Name Notification Requirement
(a) For the purposes of this Contract, any transfer of all or substantially all of the Contractor’s assets to a third party, or change to the Contractor’s name will be processed in a centralized manner. The Contractor shall notify the Contracting Officer of any such proposed change.
(b) The Contractor shall provide written notification to the staff via facsimile within (30) thirty days of any aforementioned changes. Along with details of the change, the notification shall provide a point of contact name, title, clearance level, and phone and fax numbers.
(c) After receiving this notification, the Contractor designee will receive a letter with instructions to assist in the preparation of the novation/change-of-name package. This Agency will typically recognize Other Government Agency (OGA) Agreements; however, we have unique security requirements that must be addressed prior to formally accepting these agreements.
(d) The Contractor is reminded that it must continue to invoice under its former name on existing agreements until this Agency accepts your novation and/or change-of-name agreement by issuance of a letter recognizing the agreement. In addition, the Contractor is NOT authorized to request changes to its banking information to recognize a successor company on existing agreements until this Agency accepts the Contractor’s novation and/or change-of-name agreement. Any delays in submitting the required information may impact the Contractor’s ability to invoice.
(e) A submission of a novation or name change agreement does not guarantee approval by this organization and if a change is deemed unacceptable, the Contractor will remain under contractual obligation to perform. The Contract may be terminated for reasons of default should the Contractor not perform.
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G.3 52.232-33 Payments Electronic Funds Transfer — Central Contractor Registration (May 1999)
G.4 Contract Administration
The component listed in Block 7 of the face page of this contract will be the Contract Administration Office in performance of certain assigned contract administration functions of the Contracting Office in accordance with FAR 42.201. The Contract Administration Office (CAO) assigned responsibility for this contract will advise the Contractor of any necessary instructions and procedures to be followed in dealing with any applicable Government offices.
G.5 Remittance Address
[**Redacted**]
G.6 Invoices
Invoices for Line Item 0001 shall be submitted on a monthly basis for the deliveries within the preceding month. At the same time as submittal of the original invoice, the Contractor shall send a copy of each invoice to:

Addressee	Address
Contracting Officer:	[**Redacted**]

Contracting Officer’s Representative (COR)	[**Redacted**]
     Payments for orders shall be made as follows:
(a)	Orders placed by the Government on the optional line items may utilize either credit card payment procedures or DFAS payment procedures. The determination regarding which method of payment will be used on individual orders will be made by the Government at the time of order issuance. The Government will suspend the use of credit card payment procedures upon a determination by the Contracting Officer that the Contractor is not in compliance with the instructions set forth below. The following specific instruction is provided for each of these payment procedures:
(i)	CREDIT CARD PAYMENT — Orders placed using credit card payment procedures will specify that credit card payment is authorized. The order will further specify the ordering Contracting Officer. All necessary credit card information will be provided in advance for Contractor use. The Contractor shall charge only the credit card of the ordering Contracting Officer.

The Contractor shall be responsible for ensuring that the Government order information is passed through the credit card information network and that the information is received by the Contracting Officer. This information shall be entered and passed in accordance with the following example format:

AAxxxx	1,2,3,4,5
Where AAxxxx is the order number, ‘xxxx’ represents the four-digit suffix and ‘1,2,3,4,5’ represents order line item numbers under the order. Charges for multiple order line items will identify each line item separated by a comma with no spaces. The Contractor may charge for a single order line item or a combination of line items under the same order on a single credit card charge. When a partial delivery of an order line
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item number is authorized, the Contract may charge for partial delivery of an order line item.

The credit card charge and the order information passed through the credit card information network will represent the complete invoice. The Contractor shall not issue an additional invoice in any form separate from the credit card charging process.

(ii)	DFAS PAYMENT — Order utilizing DFAS as the payment office will specify the appropriate DFAS payment office if different from the DFAS office noted in this Contract. Copies of the invoice will be provided to the following individuals simultaneously:
(1)	Contracting Officer specified on each order

(2)	DFAS office as specified on each order

(3)	Receiving office as specified on each order
G.7 DELETED
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G.8 Accounting and Appropriation Data
[**Redacted**]
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SECTION H — SPECIAL CONTRACT REQUIREMENTS
H.1 Security Requirements — Contract Classification
The association of the Government with the Contractor is unclassified in accordance with the DD254. The maximum work to be performed is classified Top Secret/SCI. The maximum classification of reports is classified Top Secret/SCI. The maximum classification of hardware is classified Top Secret/SCI. This classified information shall be divulged only on a need to know basis, and then only to those who have been authorized in writing by the Contracting Officer. Correspondence originated by the Contractor and/or data to be submitted, the contents of which contain classified information shall be stamped by you with the appropriate classification in accordance with the DD254.
H.2 Past Performance Information — Referencing Agency Contracts
This Contract may be listed as a reference for past performance purposes in offers submitted to agencies and organizations within the Intelligence Community. The Contractor shall obtain Contracting Officer Approval prior to releasing any information about this Contract outside the Intelligence Community.
H.3 Compliance With the Constitution and Statutes of the United States
Nothing in this Contract shall be construed to authorize any activity in violation of the Constitution or Statutes of the United States.
H.4 Organizational Conflict of Interest
(a) If the Contractor is aware of any information bearing on any existing or potential organizational conflict of interest, it shall provide a disclosure statement which describes all relevant information concerning any past, present, or planned interests bearing on whether it (including its chief executives and directors, or any proposed consultant or subcontractor) may have an existing or potential organizational conflict of interest.
(b) Contractors should refer to FAR Subpart 9.5 for policies and procedures for avoiding, neutralizing, or mitigating organizational conflicts of interest.
(c) If the Contracting Officer determines that a conflict exists or may occur, he shall advise the Contractor and take appropriate steps to avoid or otherwise resolve the conflict through the inclusion of a special agreement clause or other appropriate means. The terms of any special clause are subject to negotiation.
H.5 Intention to Use Consultants
(a) The Government intends to utilize the services of non-governmental engineering organizations in technical, advisory and consulting roles for overall technical and business review of the activities. Although the consultants shall not have the right of technical direction, they shall from time to time and on a frequent basis attend technical reviews, participate in technical interchange meetings, observe national processing, witness fabrication and assembly, and monitor testing within the Contractor and Subcontractor facilities. Such consultants will be involved in providing advice to the Government concerning viability of technical approaches, utilization of acceptable procedures, value and results of tests, and the like. The consultants will thus require access to program-related Contractor facilities and documentation. The Contractor agrees to allow such use and release of its proprietary data by those consultants for purposes directly related to this Contract. Those consultants are prohibited from using or releasing the Contractor’s proprietary data for any other purpose.
(b) Should the Contractor have any questions regarding the consultant’s requests, NGA agrees to facilitate the requests and minimize intrusiveness to the maximum extent possible.
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H.6 5x52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS
(a) As provided in 10 U.S.C. Section 425, no person may, except with the written permission of the both the Secretary of Defense and the Director of Central Intelligence, knowingly use the words “National Geospatial-Intelligence Agency”, “National Imagery and Mapping Agency” or “Defense Mapping Agency”, the initials “NGA”, “NIMA” or “DMA”, the seal of the National Geospatial-Intelligence Agency, National Imagery and Mapping Agency or the Defense Mapping Agency, or any colorable imitation of such words, initials, or seal in connection with any merchandise, retail product, impersonation, solicitation, or commercial activity in a manner reasonably calculated to convey the impression that such use is approved, endorsed, or authorized by the both the Secretary of Defense and the Director of Central Intelligence.
(b) Whenever it appears to the U. S. Attorney General that any person is engaged or about to engage in an act or practice which constitutes or will constitute conduct prohibited by paragraph (a), the Attorney General may initiate a civil proceeding in a district court of the United States to enjoin such act or practice. Such court shall proceed as soon as practicable to hearing and determination of such action and may, at any time before final determination, enter restraining orders or prohibitions, or take such other action as is warranted, to prevent injury to the United States, or to any person or class of persons for whose protection the action is brought.
H.7 FOREIGN AFFILIATES
U.S. Government collection requirements and tasking may be released to the Contractor’s foreign regional affiliates or partners for effecting collection only, unless expressly restricted in writing by NGA. If a term in the Contractor’s NOAA operating license conflicts with the terms and conditions of this contract, the terms and conditions of this NGA contract may be renegotiated.
H.8 SENSITIVE REQUIREMENTS AND PRODUCT HANDLING
NGA has the responsibility to identify its requirements as sensitive or non-sensitive. A sensitive requirement may be classified or unclassified and yet require transference to the Contractor via secure communications channels and receive special handling throughout the order fulfillment process. Once the requirement is received it shall be treated in such a way as to not identify the customer as NGA throughout the process, and not create any signatures external to the Contractor that would flag it as “sensitive” or “special.” After the required imagery has been collected and processed, it shall be delivered to the Contractor-maintained NGA Product Archive for access without restriction to NGA authorized users. If the sensitive imagery is requested for delivery on media, it shall be handled in such a manner that it is not intermingled with the shipment of NGA imagery resulting from conventional (non-sensitive) orders.
Metadata resulting from the collection of sensitive requirements shall not be publicly accessible from the Contractor’s public metadata catalog while imagery resulting from the collection of sensitive requirements shall not be publicly accessible. There shall be no visibility to the existence of the sensitive imagery or metadata by commercial customers, partners and regional distributors without the specific approval of the government. This is not intended to preclude the use of ground receiving stations controlled by the CDP. The tasking, receipt, and transfer of sensitive data shall not make use of Contractor’s regional affiliates and partners for handling the order and product without specific approval of the government. To control the period of non-visibility of the sensitive imagery, contractors shall provide NGA with limited exclusive rights to the products’ use. These rights will be of limited duration. Contractors shall provide options for indefinite non-visibility. Sensitive requirements shall be specified with the collection requirement. With the exception of images designated as having limited exclusive rights, contractors shall be authorized to publish in their catalog and offer for sale, any images collected, processed, licensed, and delivered to NGA and its customers and its partners.
H.9 LIMITATION OF LIABILITY
(a) THE GOVERNMENT’S MONETARY LIABILITY UNDER THIS CONTRACT AT ANY POINT IN TIME SHALL NOT EXCEED THE GOVERNMENT FUNDS OBLIGATED UNDER THIS CONTRACT MINUS THE GOVERNMENT FUNDS ALREADY PAID TO THE CONTRACTOR PURSUANT TO THIS CONTRACT.
(b) The total funding amount obligated and available for payment under this Contract is set forth in Section B. The total anticipated funding for the performance of this Contract is not presently available. It is anticipated that from time to time additional funds will become available and obligated under this Contract until the total funding is available and obligated. However, there is no guarantee that any additional Government funds other than is currently obligated under this Contract shall ever become available for the entire effort contemplated by this Contract.
(d) The provisions of this clause with respect to termination shall in no way be deemed to limit the rights of the Government under the Termination for Cause clause of this Contract.
(e) Nothing in this clause shall affect the right of the Government to terminate this contract pursuant to the Termination for Convenience clause of this Contract.
H.10 CONTRACTOR PERSONNEL
The Contractor agrees to assign only personnel who are citizens of the United States of America to work on the Government’s premises. Further, only such persons as have been authorized by the Contracting Officer or the Contracting Officer’s Technical Representative shall be assigned to this work. In this connection, for identification purposes, the Contractor will be required to submit the name, address, place and date of birth of all personnel who will work on the Government’s premises. All Foreign Nationals assigned to work on NextView shall be identified. Non-cleared personnel shall not be made aware of any association or classified information. Issues regarding access to classified or sensitive information will be dealt with on a case-by-case basis. NGA is committed to facilitating the Contractor’s capability to utilize the skills of the best personnel available.
H.11 TERMINATION LIABILITY
The ceiling for Government liability for Cancellation costs (see section I.54, clause 52.217-2) and Termination for Convenience costs shall be equivalent to the funds obligated on the contract minus the payments made under the contract as set forth in the Limitation of Liability clause.
H.12 Security Requirements
(a) The Contractor is obligated to comply with all relevant clauses and provisions incorporated into this Contract and with the “Contractor Secrecy and Security Contract”, Form 4177, and as referenced therein, the “National Industrial Security Program Operating Manual (NISPOM)” dated January 1995 and a special classified compartment area security manual referenced in the Contract as Addendum A, including any successor documents, revisions, or amendments to either or both documents when furnished to the Contractor and maintain a security program that meets the requirements of these documents.
(b) Security requirements are a material condition of this Contract. This Contract shall be subject to immediate termination for default when it has been determined by the Contracting Officer that a failure to fully comply with the security requirements of this Contract resulted from the willful misconduct or lack of good faith on the part of any one of the Contractor’s directors or officers, or on the part of any of the managers, superintendents, or equivalent representatives of the Contractor who have supervision or direction of:
(1) All or substantially all of the Contractor’s business, or
(2) All or substantially all of the Contractor’s operations at any one plant or separate location in which this Contract is being performed, or
(3) A separate and complete major industrial operation in connection with the performance of this Contract.
(c) When deficiencies in the Contractor’s security program are noted which do not warrant immediate default, the Contractor shall be provided a written notice of the deficiencies and be given a period of 90 days in which to take corrective action. If the Contractor fails to take the necessary corrective action, the Contracting Officer may terminate the whole or any part of this Contract for default. The Contractor shall maintain and administer, in accordance with all relevant clauses and provisions set forth or incorporated into this Contract and with a security program that meets the requirements of these documents.
(d) When it is deemed necessary to disclose classified information to a Subcontractor in order to accomplish the purposes of this Contract, the Contractor shall request permission of the Contracting Officer prior to such disclosure. The Contractor agrees to include in all subcontracts all appropriate security provisions pertaining to this Contract.
(e) Classification Authority — Executive Order 12958 dated 20 April 1995, “Classified National Security Information,” and implementation directives, provides principles and procedures for the proper classification and declassification of material. These principles and procedures are applicable to classified documents or materials generated by the Contractor in performance of this Contract.
(f) Identification and Markings — The classification of documentation shall comply with the guidelines set forth in Executive Order 12958.
(g) Each classified document shall indicate which paragraphs or, other portions, including subjects and titles, are classified and which are unclassified. The symbol “(TS)” for Top Secret, “(S)” for Secret, “(C)” for Confidential, and “(U)” for Unclassified will be placed at the beginning of the text to which it applies. Non-text portions of a document, such as photographs, graphs, charts, and maps, will be marked in a readily discernible manner, as will their captions.
(h) Subjects and titles should be selected so as not to require classification. When a classified subject or title must be used, a short title or other unclassified identifier should be assigned to facilitate receipting and reference, if such an identifier (e.g., a report number or registry number) will not otherwise be assigned.
(i) Downgrading and Declassification — No classified document or material provided by the Government, or generated by the Contractor pursuant to the Contract, may be downgraded or declassified unless authorized in writing by the NGA Contracting Officer.
(j) References made to the clause entitled “Non-Publicity” — Violations of this clause constitute a major breach of Contract and the Contract may be terminated for default, without the requirement of a 10-day cure notice.
(k) The Contractor shall report all contacts described in the NISPOM section 3-Reporting Requirements as promptly as possible, but in no event later than two business days after receipt of such knowledge to the NGA Contracting Officer Representative (COR).
(l) If, subsequent to the date of this Contract, the security requirements under this Contract are changed by the Government, as provided in this clause, and the security costs or time required for delivery under this Contract are thereby increased or decreased, the Contract cost, delivery schedule, or both, and any other provision of this Contract which may be affected shall be subject to an equitable adjustment in accordance with the procedures in the Changes clause of this Contract.
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H.13 Security Requirements — Clearances
The Contractor shall request clearances required to perform under this Contract. NGA will facilitate processing required clearances.
H.14 DISCLOSURE OF FOREIGN OWNERSHIP, CONTROL, OR INFLUENCE
(a) Definitions. As used in this provision:
(1)	Effectively owned or controlled means that a foreign entity has the power, either directly or indirectly, whether exercised or exercisable, to control the election, appointment, or tenure of the offeror’s officers or a majority of the offeror’s board of directors by any means, e.g., ownership, contract, or operation of law (or equivalent power for unincorporated organizations).

(2)	Foreign entity includes the state and the government of any country (other than the United States and its possessions and trust territories); any political subdivision, agency, or instrumentality thereof; any foreign corporation or other business form; as well as any foreign individual.

(3)	Proscribed information means:
(i)	Top Secret information;

(ii)	Communications Security (COMSEC) information, except classified keys used to operate secure telephone units (STU-IIIs);

(iii)	Restricted Data as defined in the U.S. Atomic Energy Act of 1954, as amended;

(iv)	Special Access Program (SAP) information; or

(v)	Sensitive Compartmented Information (SCI).
(b) Disclosure. Offerors responding to this Request for Proposal (RFP) are advised that it is the Government’s intent to secure services or equipment from firms which are not under foreign ownership, control, or influence (FOCI) or where any FOCI may, in the opinion of the Government, adversely impact on security requirements. Accordingly, all offerors responding to this RFP are required to certify that no foreign ownership or controlling interest exists by submitting one of the following with their offer: SF 328 Certificate Pertaining to Foreign Interests; or
FOCI Certification (below) that a current SF 328, submitted within the past five years, is on file with NGA (specify the RFP or contract number for which the form was submitted), and that the representations and certifications contained in that disclosure have not changed.
H.15 Security Requirements — Software Certification
(a) The Contractor certifies that it will undertake to ensure that any software to be provided or any Government Furnished Software to be returned, under this Contract will be provided or returned free from computer virus, which could damage, destroy, or maliciously alter software, firmware, or hardware, or which could reveal to unauthorized persons any data or other information accessed through or processed by the software.
(b) The Contractor shall immediately inform the Contracting Officer when it has a reasonable suspicion that any software provided or returned, to be provided or returned, or associated with the production may cause the harm described in paragraph (a) above.
(c) If the Contractor intends to include in the delivered software any computer code not essential to the contractual requirement, this shall be explained in full detail to the Contracting Officer and COR.
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(d) The Contractor acknowledges its duty to exercise reasonable care, to include the following, in the course of contract performance:
(1) Using on a regular basis current versions of commercially available anti-virus software to guard against computer viruses when introducing maintenance, diagnostic, or other software into computers; and
(2) Prohibiting the use of non-Contract related software on computers, especially from unknown or unreliable sources.
H.16 152.204-712 Personal Conduct
(a) The Contractor and its employees shall comply with conduct requirements in effect at the Government’s work site. The Government reserves the right to exclude or remove from the site any employee of the Contractor or of a subcontractor whom the Government reasonably deems careless, uncooperative, or whose continued employment on the work is deemed by the Government to be contrary to the public interest.
(b) The Contractor shall inform its employees that the Agency has a zero tolerance policy for harassing behavior and that it shall not be tolerated. Any Contractor employee who is found to be culpable in incidents of harassment shall be immediately escorted from the premises and denied further access. This policy creates a greater burden upon the conduct of Contractor employees. The Contractor shall emphasize this fact to its employees.
(c) Exclusion under the circumstances described in this clause shall not relieve the Contractor from full performance of the requirements of this Contract, nor will it provide the basis for any claims against the Government.
H.17 Incorporation of Section K, Representation Certifications, and Other Statements of Offeror
SECTION K dated October 30, 2003 is incorporated herein by reference and made a part of this Contract.
H.18 Reserved
H.19 Key Personnel
[**Redacted**].
H.20 Reserved
H.21 NextView IMAGERY END USER LICENSE AGREEMENT
a. General Terms
     1. This clause applies to all unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this Contract. No other clauses related to intellectual property or data rights of any sort shall have any effect related to the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data delivered under this Contract.
     2. All license rights for use of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data provided to the U.S. Government purchased under this NGA contract are in perpetuity.
     3. Licensed users may generate an unlimited number of hardcopies and softcopies of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data for their use.
     4. (i) Licensed users may generate any derived product from the licensed unprocessed sensor data; and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data.
         (ii) Unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this NGA contract have no restrictions on use and distribution, but shall contain the copyright markings.
b. Licensed Users
     1. The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).
     2. The U.S. Government may provide the imagery to the following organizations:
State Governments
Local Governments
Foreign Governments and inter-governmental organizations
NGO’s and other non-profit organizations
     3. In consideration for the flexibility afforded to the U.S. Government by allowing unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data to be shared, the United States Government shall use its reasonable best efforts to minimize the effects on commercial sales. Acquisition and dissemination of imagery and imagery products collected within the United States shall be restricted in accordance with law and regulation.
H.22 Warranty
DigitalGlobe provides a limited warranty for 30 days that the Products delivered will be of the area of interest ordered and the media used to carry the Products will be free from physical or material defects. DigitalGlobe’s sole liability shall be to replace the media if the media (not the software or data encoded thereon) is defective and NGA returns such to DigitalGlobe within 30 days of delivery. WITH THE EXCEPTION OF THE PROCEEDING WARRANTY, AND IRRESPECTIVE OF ANY OTHER TERM IN THIS CONTRACT TO THE CONTRACT, THE PRODUCTS ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED. DIGITALGLOBE DOES NOT WARRANT THAT THE PRODUCTS WILL MEET NGA’S NEEDS OR EXPECTATIONS, OR THAT OPERATIONS OF THE PRODUCTS WILL BE ERROR FREE OR UNINTERRUPTED. NO INFORMATION PROVIDED BY DIGITALGLOBE OR ITS AGENTS, EMPLOYEES, OR ITS RESELLERS OR DISTRIBUTORS SHALL CREATE A WARRANTY, OR IN ANY WAY INCREASE
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THE SCOPE OF THIS LIMITED WARRANTY, AND NGA IS NOT ENTITLED TO RELY ON ANY SUCH INFORMATION. Nothing in this clause impacts the Government’s rights under the inspection and acceptance clause of this contract.
H.23 Government Property
(a) The Government shall deliver to the Contractor, at the time and locations stated in this Agreement, the Government-furnished property in “as is” condition described in the Schedule or specifications. (b) Title to Government-furnished property shall remain in the Government. The Contractor shall use the Government-furnished property only in connection with the performance of work under this Agreement. The Contractor shall maintain adequate property control records in accordance with sound industrial practice and will make such records available for Government inspection at all reasonable times. (c) Upon delivery of Government-furnished property to the Contractor, the Contractor assumes the risk and responsibility for its loss or damage, except-
     (1) For reasonable wear and tear;
     (2) To the extent property is consumed in performing this Agreement; or
     (3) As otherwise provided for by the provisions of this Agreement.
(d) Upon completing this Agreement, the Contractor shall follow the instructions of the Agreements Officer regarding the disposition of all Government-furnished property not consumed in performing this Agreement or previously delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property, as may be directed or authorized by the Agreements Officer. The net proceeds of any such disposal shall be credited to the Agreement price or shall be paid to the Government as directed by the Agreements Officer.
(e) If this contract is to be performed outside the Untied States and its outlying areas, the words “Government” and “Government-furnished” (wherever they appear in this clause) shall be construed as “United States Government” and “United States Government-furnished,” respectively.
H.24 Non-Publicity
The Contractor shall not use or allow to be used any aspect of this solicitation and/or contract for publicity, advertisement purposes, or as a reference for new business. This shall include, but is not limited to, the use of the terms “ISSA” or “ISA” or any other sponsor specific terms in any public employment advertisements. It is further understood that this obligation shall not expire upon completion or termination of this contract, but will continue indefinitely. The Contractor may request a waiver or release from the foregoing, but shall not deviate there from unless authorized to do so in writing by the Contracting Officer. Contractors are not required to obtain waivers when informing offices within this Agency of contracts it has performed or is in the process of performing provided there are no security restrictions. Contractors may include the requirement for security clearances up to the TS/SCI level in public employment advertisements.
H.25 Warranty of Services (May 2001)
(a) Definitions. “Acceptance,” as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another approves specific services, as partial or complete performance of the contract.
(b) Notwithstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the Contractor warrants that all services performed under this contract will, at the time of acceptance, be free from defects in workmanship and conform to the requirements of this contract. The Contracting Officer shall give written notice of any defect or nonconformance to the Contractor “within 30 days from the date of acceptance by the Government for the service provided.” This notice shall state either —
(1) That the Contractor shall correct or reperform any defective or nonconforming services within a period of 90 days; or
(2) That the Government does not require correction or reperformance.
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(c) If the Contractor is required to correct or reperform, it shall be at no cost to the Government, and any services corrected or reperformed by the Contractor shall be subject to this clause to the same extent as work initially performed. If the Contractor fails or refuses to correct or reperform, the Contracting Officer may, by contract or otherwise, correct or replace with similar services and charge to the Contractor the cost occasioned to the Government thereby, or make an equitable adjustment in the contract price or the Contract Line Item may be terminated.
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H.26 NGA: 5X52.227-9001 Activities That Affect U.S. Persons (DEC 2004)
This contract is sponsored by the National Geospatial-Intelligence Agency. All work and services to be performed hereunder shall be in strict compliance with procedures set forth in DoD 5240.1-R
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SECTION I — CONTRACT CLAUSES
Contract Terms and Conditions — Commercial Items (Oct. 2003)
(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights — (1) Within a reasonable time after the defect was discovered or should have been discovered; and (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.
(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Government wide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.
(c) RESERVED.
(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.
(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.
(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.
(g) Invoice.
(1)	The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include —
(i)	Name and address of the Contractor;

(ii)	Invoice date and number;

(iii)	Contract number, contract line item number and, if applicable, the order number;

(iv)	Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v)	Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;
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(vi)	Terms of any discount for prompt payment offered;

(vii)	Name and address of official to whom payment is to be sent;

(viii)	Name, title, and phone number of person to notify in event of defective invoice; and

(ix)	Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x)	Electronic funds transfer (EFT) banking information.
(A)	The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B)	If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration, or 52.232-34, Payment by Electronic Funds Transfer-Other Than Central Contractor Registration), or applicable agency procedures.

(C)	EFT banking information is not required if the Government waived the requirement to pay by EFT.
(2)	Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.
(h) Patent indemnity. Not applicable – the Government is not granting the Contractor authorization or consent to infringe patents or copyrights.
(i) Payment.
(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.
(2) Prompt Payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR Part 1315.
(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.
(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.
(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall immediately notify the Contracting Officer and request instructions for disposition of the overpayment.
(j) Risk of loss. 52.246-16 — Responsibility for Supplies. (a) Title to supplies furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession, unless the contract specifically provides for earlier passage of title as found in Section E, Acceptance.
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(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.
(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.
(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.
(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession. This provision does not apply to items licensed under this contract.
(o) Limitation of Contractor’s liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.
(p) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.
(q) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.
(r) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:
(1)	The schedule of supplies/services.

(2)	The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3)	The clause at 52.212-5.

(4)	Addenda to this solicitation or contract, including any license agreements for computer software.

(5)	Solicitation provisions if this is a solicitation.
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(6)	Other paragraphs of this clause.

(7)	The Standard Form 1449.

(8)	Other documents, exhibits, and attachments.

(9)	The specification.
(s) Central Contractor Registration (CCR).
(1)	Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)(i)	If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to:
(A)	Change the name in the CCR database;

(B)	Comply with the requirements of Subpart 42.12 of the FAR;

(C)	Agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.
(ii)	If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.
(6) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.
(7)	Offerors and Contractors may obtain information on registration and annual confirmation requirements via the Internet at http://www.ccr.gov or by calling 1-888-227-2423, or 269-961-5757.
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Contract Terms and Conditions Required to Implement Statutes or Executive
Orders—Commercial Items (Oct. 2003)
(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clause, which is incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items: 52.233-3, Protest after Award (AUG 1996) (31 U.S.C. 3553).
(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]
_X (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUL 1995), with Alternate I (OCT 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
___(2) 52.219-3, Notice of Total HUBZone Set-Aside (JAN 1999) (15 U.S.C. 657a).
___(3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (JAN 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).
___(4)(i) 52.219-5, Very Small Business Set-Aside (JUNE 2003) (Pub.L. 103- 403, section 304, Small Business Reauthorization and Amendments Act of 1994).
___(ii) Alternate I (MAR 1999) of 52.219-5.
___(iii) Alternate II (JUNE 2003) of 52.219-5.
___(5)(i) 52.219-6, Notice of Total Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).
___(ii) Alternate I (OCT 1995) of 52.219-6.
___(6)(i) 52.219-7, Notice of Partial Small Business Set-Aside (JUNE 2003) (15 U.S.C. 644).
___(ii) Alternate I (OCT 1995) of 52.219-7.
_X___(7) 52.219-8, Utilization of Small Business Concerns (OCT 2000) (15 U.S.C. 637(d)(2) and (3)).
___(8)(i) 52.219-9, Small Business Subcontracting Plan (JAN 2002) (15 U.S.C. 637(d)(4)).
___(ii) Alternate I (OCT 2001) of 52.219-9.
___(iii) Alternate II (OCT 2001) of 52.219-9.
___(9) 52.219-14, Limitations on Subcontracting (DEC 1996) (15 U.S.C. 637(a)(14)).
___(10)(i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (JUNE 2003) (Pub.L. 103-355, section 7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
___(ii) Alternate I (JUNE 2003) of 52.219-23.
___(11) 52.219-25, Small Disadvantaged Business Participation Program— Disadvantaged Status and Reporting (OCT 1999) (Pub.L. 103-355, section 7102, and 10 U.S.C. 2323).
___(12) 52.219-26, Small Disadvantaged Business Participation Program— Incentive Subcontracting (OCT 2000) (Pub.L. 103-355, section 7102, and 10 U.S.C. 2323).
___X (13) 52.222-3, Convict Labor (JUNE 2003) (E.O. 11755).
___X(14) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (SEP 2002) (E.O. 13126).
___(15) 52.222-21, Prohibition of Segregated Facilities (FEB 1999).
___X(16) 52.222-26, Equal Opportunity (APR 2002) (E.O. 11246).
___X (17) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).
___X (18) 52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).
___X(19) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001) (38 U.S.C. 4212).
___(20)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (AUG 2000) (42 U.S.C. 6962(c)(3)(A)(ii)).
___(ii) Alternate I (AUG 2000) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)).
___(21) 52.225-1, Buy American Act—Supplies (JUNE 2003) (41 U.S.C. 10a- 10d).
___(22)(i) 52.225-3, Buy American Act—North American Free Trade Agreement— Israeli Trade Act (JUNE 2003) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note).
___(ii) Alternate I (MAY 2002) of 52.225-3.
___(iii) Alternate II (MAY 2002) of 52.225-3.
___X(23) 52.225-5, Trade Agreements (Oct 2003) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).
___X (24) 52.225-13, Restrictions on Certain Foreign Purchases (Oct. 2003) (E.o.s, proclamations, and statutes
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administered by the Office of Foreign Assets Control of the Department of the Treasury).
___(25) 52.225-15, Sanctioned European Union Country End Products (FEB 2000) (E.O. 12849).
___(26) 52.225-16, Sanctioned European Union Country Services (FEB 2000) (E.O. 12849).
___(27) 52.232-29, Terms for Financing of Purchases of Commercial Items (FEB 2002) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
___(28) 52.232-30, Installment Payments for Commercial Items (OCT 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
___X (29) 52.232-33, Payment by Electronic Funds Transfer—Central Contractor Registration (OCT 2003) (31 U.S.C. 3332).
___(30) 52.232-34, Payment by Electronic Funds Transfer—Other than Central Contractor Registration (MAY 1999) (31 U.S.C. 3332).
___(31) 52.232-36, Payment by Third Party (MAY 1999) (31 U.S.C. 3332).
___(32) 52.239-1, Privacy or Security Safeguards (AUG 1996) (5 U.S.C. 552a).
___(33)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631).
___(ii) Alternate I (APR 1984) of 52.247-64.
(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items: [Contracting Officer check as appropriate.]
___(1) 52.222-41, Service Contract Act of 1965, as Amended (MAY 1989) (41 U.S.C. 351, et seq.).
___(2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
___(3) 52.222-43, Fair Labor Standards Act and Service Contract Act—Price Adjustment (Multiple Year and Option Contracts) (MAY 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
___(4) 52.222-44, Fair Labor Standards Act and Service Contract Act—Price Adjustment (February 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
___(5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreements (CBA) (May 1989) (41 U.S.C. 351, et seq.).
(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records—Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vi) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—
(i) 52.219-8, Utilization of Small Business Concerns (October 2000) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (April 2002) (E.O. 11246).
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (December 2001) (38 U.S.C. 4212).
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(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).
(v) 52.222-41, Service Contract Act of 1965, as Amended (May 1989), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.).
(vi) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (April 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
(2) While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
I.4 52.243-1 Changes—Fixed Price (Aug 1897)
52.211-15 Defense Priority and Allocation Requirements (Sep 1990)
Audits and Records — Negotiation
a) As used in this clause, records includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form.
(b) Examination of costs. If this is a cost-reimbursement, incentive, time- and-materials, labor-hour, or price redeterminable contract, or any combination of these, the Contractor shall maintain and the Contracting Officer, or an authorized representative of the Contracting Officer, shall have the right to examine and audit all records and other evidence sufficient to reflect properly all costs claimed to have been incurred or anticipated to be incurred directly or indirectly in performance of this contract. This right of examination shall include inspection at all reasonable times of the Contractor’s plants, or parts of them, engaged in performing the contract.
(c) Cost or pricing data. If the Contractor has been required to submit cost or pricing data in connection with any pricing action relating to this contract, the Contracting Officer, or an authorized representative of the Contracting Officer, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data, shall have the right to examine and audit all of the Contractor’s records, including computations and projections, directly related to—
(1) The proposal for the modification;
(2) The discussions conducted on the proposal(s), including those related to negotiating;
(3) Pricing of the modification; or
(4) Performance of the modification.
(d) Comptroller General.
(1) The Comptroller General of the United States, or an authorized representative, shall have access to and the right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract or a subcontract hereunder.
(2) This paragraph may not be construed to require the Contractor or subcontractor to create or maintain any record that the Contractor or subcontractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(e) Reports. If the Contractor is required to furnish cost, funding, or performance reports, the Contracting Officer or an authorized representative of the Contracting Officer shall have the right to examine and audit the supporting records and materials, for the purpose of evaluating
(1) the effectiveness of the Contractor’s policies and procedures to produce data compatible with the objectives of these reports and
(2) the data reported.
(f) Availability. The Contractor shall make available at its office at all reasonable times the records, materials, and other evidence described in paragraphs (a), (b), (c), (d), and (e) of this clause, for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in Subpart 4.7, Contractor Records Retention, of the Federal Acquisition Regulation (FAR), or for any longer period required by statute or by other clauses of this contract. In addition—
(1) If this contract is completely or partially terminated, the Contractor shall make available the records relating to the work terminated until 3 years after any resulting final termination settlement; and
(2) The Contractor shall make available records relating to appeals under the Disputes clause or to litigation or the settlement of claims arising under or relating to this contract until such appeals, litigation, or claims are finally resolved.
(g) The Contractor shall insert a clause containing all the terms of this clause, including this paragraph (a), in all subcontracts under this contract that exceed the simplified acquisition threshold and—
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(1) That are cost-reimbursement, incentive, time-and-materials, labor-hour, or price-redeterminable type or any combination of these;
(2) For which cost or pricing data are required; or
(3) That require the subcontractor to furnish reports as discussed in paragraph (e) of this clause.
52.215-21 Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data – Modifications (Oct 1997)
52.216-22 Indefinite Quantity (Oct 1995) (applicable to CLINs 0002 and 0003)
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”
(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after July 31, 2010.
I.54 52.217-2 Cancellation Under Multi-Year Contracts (OCT 1997)(Modified)
(1)	“Cancellation,” as used in this clause, means that the Government is canceling its requirements for all supplies or services in program years subsequent to that in which notice of cancellation is provided.
(a)	Except for cancellation under this clause or termination under the Default clause, any reduction by the Contracting Officer in the requirements of this contract shall be considered a termination under the Termination for Convenience of the Government clause.

(b)	The ceiling for Government liability for cancellation costs and termination for convenience costs shall be equivalent to the funds obligated on the Contract at the time of termination minus the payments made under the Contract.

(c)	The cancellation charge shall be computed and the claim submitted as if the claim were being made under the Termination for Convenience of the Government clause of this contract. The Contractor shall submit the claim promptly but no later than 1 year from the date — (1) Of notification of the nonavailability of funds; or (2) Specified in the Schedule by which notification of the availability of additional funds for the next succeeding program year is required to be issued, whichever is earlier, unless extensions in writing are granted by the Contracting Officer.

(d)	The Contractor’s claim may include —
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(e)	(1)	Reasonable nonrecurring costs (see Subpart 15.4 of the Federal Acquisition Regulation) which are applicable to and normally would have been amortized in all supplies or services which are multi-year requirements;
(2)	Allocable portions of the costs of facilities acquired or established for the conduct of the work, to the extent that it is impracticable for the Contractor to use the facilities in its commercial work, and if the costs are not charged to the contract through overhead or otherwise depreciated;
(3)	Costs incurred for the assembly, training, and transportation to and from the job site of a specialized work force; and
(4)	Costs not amortized solely because the cancellation had precluded anticipated benefits of Contractor or subcontractor learning.
(f)	The claim shall not include —
(1)	Labor, material, or other expenses incurred by the Contractor or subcontractors for performance of the canceled work;

(2)	Any cost already paid to the Contractor;

(3)	Anticipated profit or unearned fee on the canceled work; or

(4)	For service contracts, the remaining useful commercial life of facilities. “Useful commercial life” means the commercial utility of the facilities rather than their physical life with due consideration given to such factors as location of facilities, their specialized nature, and obsolescence.
(g) In no case shall no case shall government cost accounting standards be applicable to this clause or Contract. In the event that the clause refers to cost accounting standard, the parties will substitute GAAP.
I.55 52.217-9 Option to Extend the Term of the Contract. MAR 2000
(a)	The Government may extend the term of this contract by written notice to the Contractor during the Pre-FOC phase and or the Imagery Acquisition phase.

(b)	If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c)	The total duration of this contract, including the exercise of any options under this clause, shall not exceed 6 years.
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SECTION J — LIST OF ATTACHMENTS

Attachment	Description
[**Redacted**]
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ATTACHMENT 1
NEXTVIEW STATEMENT OF WORK (SOW)
[**Redacted**]

2

SOW TABLE OF CONTENTS

SOW — 1.	Introduction	1
SOW — 2.	Scope	1
SOW — 3.	Terminology	1
SOW — 4.	Program Requirements	2
	SOW — 4.1. Business Management	2
	SOW — 4.2. Technical Capability	5
Appendix A —	Classified Requirements	9
Appendix B —	Data Deliverables and Reports	10
	Shipping Instructions — AOR (Pre-FOC) or COR (Imagery Acquisition Period) Directed	10
Appendix C —	Pre-FOC Milestones and Success Criteria	11
	Pre-FOC Payment Milestones	11
	Business Milestone Completion Criteria	11
	Schedule Milestone Completion Criteria	12
	Management Milestone Completion Criteria	12
	[***Redacted***]
Appendix D —	Imagery Acquisition	13
	[***Redacted***]
	Preservation, Packaging and Marking:	13
Appendix E —	Option 1: Value-Added Products	13
	[***Redacted***]
	Orthomosaics:	13
	[***Redacted***]
	CIB-1®:	13
	CIB-5™:	13
	[***Redacted***]
	Digital Point Positioning Data Base (DPPDB):	14
Appendix F —	NCDRD Assumptions, Exceptions and Applicable Documents	15
Appendix G —	Compliance Documents	16
[***Redacted***]
Appendix J —	System Engineering LOE Support Effort	17
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SOW — 1. Introduction
SOW — 2. Scope
This SOW provides the requirements for both the Pre-FOC effort and the NextView imagery acquisition periods.
SOW — 3. Terminology
Within the context of this SOW, the following definitions apply:
•	“Unprocessed Sensor Data” refers to the data that is collected and directly downlinked from the collector to receive points and processing stations on the ground.

•	“Imagery” refers to a literal representation obtained from raw visible, infrared, or radar sensor measurements of a scene, together with associated metadata. The representation integrates the sensor’s data across time and across spectral regions and may be presented on film, electronic display devices or other media.

•	“Imagery-Derived Products” refers to a literal (image-like) or graphic representation of an original image or information extracted from the image. The purposes of imagery-derived products are to: 1) create value-added products that highlight specific types of information in the image; 2) merge reconnaissance imagery with data from other sources; 3) create imagery products or data that can be declassified; or 4) compress imagery data for more efficient transmission

•	“Imagery Support Data” refers to the management data necessary to support image collection, processing, exploitation and the generation of image products. Imagery Support Data includes the orbital position of the satellite over time during the imagery collection window, the start and stop time for the collection window, attitude position and sensor pointing position over time during the image collection, geolocation coordinates of the pixels as they’re being collected over time, and sun position with respect to the orbital and attitude position of the satellite. Imagery Support Data may also include the list of images to be or already collected, the cloud-freeness of this imagery, the collection plan and the data related to tasking, collection, processing, and dissemination

•	“Imagery Services” includes imagery processing such as geopositioning, color enhancing, ortho-rectification, generation of 3-D imaging products, and similar capabilities.

•	“Pre-FOC” refers to the first period of the NextView program, covered by the Other Transaction Agreement (Part I), prior to Final Operational Capability (“FOC”), during which the contractor researches, develops, deploys and tests its NextView-requirements responsive system (including ground, software and collection system components) and imagery for requirements compliancy.

•	“Imagery Acquisition Period” (previously known as Post-FOC period) refers to the second period of the NextView program, covered by the FAR contract (Part II), during which the contractor delivers unprocessed sensor data; and processes and delivers requirements-compliant imagery,
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imagery services, imagery-derived products, and imagery support data to NGA.
•	“Tasking Priority” refers to the ranking process for satisfying customer’s tasking requirements.

•	“Imagery Acquisition Period Fiscal Performance Plan (FPP)” Requirement deleted.

•	“DAP” is the Direct Access Program. [***Redacted***]

•	“DAF” means Direct Access Facility [***Redacted***]

•	“DG Minutes” refers to [***Redacted***] minutes withheld [***Redacted***] from NGA capacity [***Redacted***]

DigitalGlobe shall declare a reservation to use DG Minutes [***Redacted***] before the minutes are to be used [***Redacted***] DigitalGlobe will notify an NGA-designated person/location(s) via e-mail of [***Redacted***] the pass to be reserved.

[***Redacted***]

DigitalGlobe will use DG Minutes globally and will make its best effort not to use all DG Minutes in a single, concentrated area of the world.

•	“DG DAP Minutes” refers to a portion of the DG Minutes which DigitalGlobe shall, at its sole discretion, assign to an unrestricted number of DAP customers. [***Redacted***]
Further particulars and specifics describing these products and related data and deliverables will be delineated in subsequent sections of this SOW.
SOW — 4. Program Requirements
SOW — 4.1. Business Management
The contractor shall research and develop the capability to provide the needed unprocessed sensor data; and requirements-compliant imagery, imagery services, imagery-derived products, and imagery support data by NGA’s required date and sustain the provision of the same through the Imagery Acquisition period of performance.
Components of Business Management for which status shall be provided to NGA include, but may not be limited to, business plan progress, current operational metrics, business development metrics, financial reports, status of financing arrangements and projections, commercial market performance and future strategies, sales projections, market analysis, and business risk analysis.
SOW — 4.1.1. Schedule
The contractor shall begin delivery of unprocessed sensor data and requirements-compliant imagery, imagery services, imagery-derived products, and/or imagery support data from its U.S. commercial imaging satellites, in compliance with NextView requirements (unless otherwise noted), [***Redacted***]
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SOW — 4.1.2. Status Information
SOW — 4.1.2.1. The contractor shall support the following regular exchanges of overall business and program status information to NGA:
•	Pre-FOC: Weekly Teleconferences between NGA AOR (or designee) and the contractor’s program manager (or designee), except that this telecon will not be required in those weeks containing either a PMR or a Milestone review.

•	Pre-FOC: Monthly Program Management Reviews (PMRs) to review WorldView satellite and ground system development status and risks, held via teleconference or meeting (scheduled at mutually convenient time; combined with major milestone reviews when they happen in the same month). Approximately once per quarter, the PMR will occur face-to-face (in lieu of telecon), at a mutually agreeable location and generally will be combined with major milestone reviews when they happen in the same month.

•	Pre-FOC: A DigitalGlobe Business Review shall be included as a component of the PMR with the Business Review occurring no more than once per quarter (as part of the face-to-face PMR), except where the Business Review is explicitly identified as being part of a payment Milestone Review in Appendix C, in which case the Business Review shall be part of the payment Milestone Review and not the corresponding PMR. The information contained in a Business Review shall be updated quarterly; if two milestones occur in the same quarter, the same Business Review material may be presented in conjunction with both milestones.

•	Pre-FOC: Milestone reviews as identified in Appendix C.

Pre-FOC and Imagery Acquisition Period: Accommodations for an on-site NGA representative at the contractor’s facility, with the ability to accommodate up to three on-site USG representatives in the imagery acquisition phase during surge situations.

•	Pre- and Post-FOC: Accommodations for an on-site NGA representative at the contractor’s facility, with the ability to accommodate up to three on-site USG representatives in the post-FOC phase during surge situations.

DigitalGlobe shall provide office space, facility access, and access to available secure telecommunications.

•	Pre-FOC: Online access by NGA or designee to contractor’s WorldView documentation, metrics, action items, risk list, NextView meeting minutes, program management reports, etc. via web-based tools and/or electronic dissemination methods such as ftp.

•	Pre-FOC and Imagery Acquisition Period: Online access by NGA or designee to a contractor-maintained action item list metrics, action items, risk list, NextView meeting minutes, program management reports, etc. via web-based tools and/or electronic dissemination methods such as ftp.

•	Imagery Acquisition Period: Monthly PMRs that include reviews of the performance metrics and other items as mutually agreed upon, held via teleconference or meeting (scheduled at mutually convenient time).
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Approximately once per quarter, the PMR will occur face-to-face (in lieu of telecon), at a mutually agreeable location.
SOW — 4.1.2.2. The contractor shall provide overall status information to NGA or designee when requested, as well as support USG-requested meetings with senior members of NGA. Expected requests for information include, but are not limited to, overall business, finances, schedule, technical, risk identification and mitigation, and operational status, as well as information on relevant issues or details of high interest to NGA, the contractors, and/or their investors.
SOW — 4.1.2.3. Payments in the pre-FOC phase shall be tied to the milestones listed in Appendix C, upon USG approval of the success criteria identified for each milestone in Appendix C, which shall not be unreasonably withheld.
SOW — 4.1.2.4. The Service Level Agreement (SLA) commences on January 1, 2008 and payments in the SLA Imagery Acquisition phase shall be made each month in the amount of $12,500,000.
SOW — 4.1.2.5. The contractor shall provide to NGA a camera description [***Redacted***]
SOW — 4.1.2.6. The contractor shall provide an initial baseline and updates to the system design; system integration plan; and system, subsystem and component testing plan and activities. [***Redacted***]
SOW — 4.1.2.7. The contractor also shall notify NGA of any changes to the system design, integration and system, subsystem and component testing during development and operations.
SOW — 4.1.2.8. [***Redacted***]
SOW — 4.1.3. Security
The contractor shall accomplish the following tasks in accordance with the DD254.
The contractor shall provide electronic communications with NGA at the unclassified, collateral Secret and Sensitive Compartmented Information (SCI) levels. [***Redacted***]
SOW — 4.1.3.1. The contractor shall ensure proper handling, storage, and use of all limited distribution and classified USG Furnished Information.
SOW — 4.1.3.2. The contractor shall provide a sufficient number of personnel cleared at the collateral Secret level to ensure compliance with these requirements.
SOW — 4.1.3.3. The contractor shall ensure proper handling, storage and use of all limited distribution imagery and limited distribution and/or classified imagery-derived products that may be deliverables under this contract.
SOW — 4.1.3.4. [***Redacted***]
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SOW — 4.1.3.5. The contractor shall allow NGA security personnel or designee to conduct inspections of all their ground facilities used in performance under this agreement.
SOW — 4.1.3.6. The contractor shall provide the required security plan(s) and update these as required.
SOW — 4.1.4. License to Operate U.S. Commercial Imaging Satellites
The contractor has obtained and will maintain a license(s) from the U.S. Department of Commerce (DoC) and FCC license(s) to build and operate a high-resolution satellite system capable of providing imagery that meets the requirements of the WorldView system.
SOW — 4.2. Technical Capability
The contractor shall have the technical capabilities to ensure collection and delivery to NGA of unprocessed sensor data; and requirements-compliant imagery, imagery services, imagery-derived products and imagery support data. Expected technical capabilities shall satisfy the requirements for Imagery Type; Imagery Quality; Imagery Quantity; Geographic Access Characteristics; Tasking, Collection, Processing & Dissemination Robustness, Agility and Flexibility; Imagery Support Data; and End-to-End Timelines.
[***Redacted***]
SOW — 4.2.1. Imagery Acquisition Period Imagery Type
SOW — 4.2.1.1. The contractor shall provide electro-optical (EO) panchromatic imagery. [***Redacted***]
SOW — 4.2.1.2. Spectral Imagery. [***Redacted***] Minor changes to the bandpass and band shape of the multispectral bands may be made by the contractor as needed to address manufacturing issues and minimize schedule risk.
SOW — 4.2.2. Imagery Acquisition Period Imagery Quality [***Redacted***]
SOW — 4.2.2.4. Civil Commercial Applications Program (CCAP)
The contractor shall assist NGA in the further development of applicable CCAP test/inspection plans and procedures that NGA will execute to verify that the basic imagery shall meet the criteria established in SOW -4.2.2. including the Classified Appendix A — Classified Requirements. These test/inspection plans and procedures shall be derived from existing USG procedures currently in use in the ClearView program. The recommended subset of CCAP procedures is subject to USG approval. NGA reserves the right to require the full set of ClearView test/inspection procedures be executed with NextView imagery; however, achieving FOC for the WorldView system configurations requires successful execution of only that subset of CCAP procedures required to meet the criteria established in SOW-4.2.2.
SOW — 4.2.2.4.1. The contractor shall provide initial CCAP procedures at the System Summary and Satellite Preliminary Design Review (PDR) and shall provide
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updates at the System Summary and Satellite CDR, the Pre-Ship Review, and the Launch Readiness Review.
SOW — 4.2.2.4.2. Data used, test plan executed and evaluation results shall be provided to the USG for independent CCAP evaluations and validation prior to the declaration of WorldView system FOC. [***Redacted***] The USG shall use its best efforts to support the contractor’s CCAP certification plan and timeline so as not to delay achievement of WorldView system FOC.
SOW — 4.2.3. Imagery Purchase Period Imagery Quantity [***Redacted***]
SOW — 4.2.4. Imagery Acquisition Period Geographic Access Characteristics
SOW — 4.2.4.1. The contractor shall be capable of imaging any location on the earth between 80 degrees North Latitude and 80 degrees South Latitude.
SOW — 4.2.4.2. [***Redacted***]
SOW — 4.2.5. Imagery Acquisition Period Tasking, Collection, Processing and Dissemination Robustness, Agility and Flexibility
SOW — 4.2.5.1. Tasking and Collection
SOW — 4.2.5.1.1. Electronic Tasking. The contractor shall accept electronic tasking and collection updates from NGA via the PMAA interface being developed as documented in the NGA Commercial Data Definition Document (NCDDD), and the NGA DG-PMAA ICD (IF1AF52) (see Appendix G for latest revisions). The accumulation of tasking requirements from NGA is referred to as the “tasked list” and represents the collection plan from NGA.
[***Redacted***]
The contractor shall also accept orders via telephone, faxes and emails through the INTERNET or other networks from NGA-authorized USG personnel. It is the presumption of NGA and the contractor that the predominant method of ordering will be electronic. [***Redacted***]
SOW — 4.2.5.1.2. Frequency of Action. The contractor shall act upon daily and ad hoc updates from NGA to the tasked list of desired imagery and collection characteristics (size, area covered, spatial resolution, and priority). An ad hoc update shall be defined as a change to the currently tasked list of desired imagery and their characteristics.
SOW — 4.2.5.1.3. [***Redacted***]
SOW — 4.2.5.2. Processing
At FOC, the contractor shall provide NextView compliant imagery and imagery-derived products in the formats defined in the latest approved revisions of the NGA NITF 2.0 Dataset Definition Document (NNDDD) and/or the NITF 2.1 Commercial Dataset Requirements Document (NCDRD) (see Appendix G for latest revisions) with the following exceptions:
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[***Redacted***]
Supported NITF formats shall include support for NGA-preferred JPEG2000 NPJE encoding compliant with BPJ2K01.00, NGA-preferred commercial Tagged Record Extensions (TREs) and Data Extension Segments (DESs) pursuant to the exceptions and assumptions listed in Appendix F of the SOW.
[***Redacted***]
The JITC will certify implementation compliance for the Contractor-supported NITF 2.1 formats. The contractor shall provide NextView-compliant imagery in the previous formats or GeoTIFF, as specified by individual imagery acquisition period imagery orders. The Contractor shall support these formats in imagery delivered electronically and on media.
[***Redacted***]
The list of offered value-added products, specifications and imagery services shall be as defined in Appendix E.
SOW — 4.2.5.2.1.2. Quality Associated with Datasets. The contractor shall provide imagery meeting the quality standards to support the production of Controlled Image Base at 1 and 5 meter (CIB-1®, CIB-5™) levels and imagery-derived products such as Digital Point Positioning Data Bases (DPPDB)
[***Redacted***]
In accordance with RFC N99-0013 and the associated Contractor ECP D2005-606, the Contractor shall support coordination with Government personnel in planning for installation of new GFE communications equipment/capacity at the DigitalGlobe facility in Longmont, Colorado, to support testing of that equipment/capacity, and provide other related support as per the negotiated final ECP. The Contractor shall support an early interface test event as identified in the Commercial Imagery Systems Integration Working Group (CI SI WG) schedule. The Contractor shall support a Beta 1 integration test event as identified in the CI SI WG schedule.
The Contractor shall use industry standard web services for interactive delivery, including XML interfaces to all the NGA systems that support XML. The Contractor shall interface with PMAA in accordance with SOW section 4.2.5.1.1.
[***Redacted***]
SOW — 4.2.6. Imagery Acquisition Period Imagery Support Data
SOW — 4.2.6.1. The contractor shall interactively work with NGA to develop an initial collection deck. The objective is to provide a refined PMAA-ingestible standing collection deck prior to the start of the imagery acquisition period and, subsequently, incremental collection deck updates prior to the Worldview satellite launches.
SOW — 4.2.6.2. [***Redacted***]
SOW — 4.2.6.5. The contract reporting period shall start on January 1,
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2008. DigitalGlobe will make its best effort to deliver metric reports as soon as they are available and starting not later than February 29, 2008. These metrics will be reported monthly and the performance criteria will be rated monthly and on a global basis. [***Redacted***]
Metric Reports:
•	Number of Tasking, Archive and Mixed orders — by region

•	Number of confirmed orders — by tasking level — by region

•	Number of km2 collected by tasking level — by region

•	Number of km2 collected by cloud cover — by region

•	Number of products by type delivered to NGA

•	Number of products by km2 delivered to NGA

•	[***Redacted***]
SOW — 4.2.7 End-to-End Timelines
The timelines in this section represent a requirement for system capability for electronic delivery, with the time a product is delivered defined as the time when the contractor transmits electronically the last data bit of a product [***Redacted***]
SOW — 4.2.7.1 Except as identified in 4.2.7.2 below, all imagery requested by NGA for delivery as a product and meeting the cloud-free requirements shall be electronically delivered to NGA [***Redacted***]
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Appendix A — Classified Requirements
This Section Intentionally Left Blank. Please refer to “Classified Requirements — Geolocation Accuracies”.
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Appendix B — Data Deliverables and Reports
Data Deliverables shall consist of the Interface Control Documents necessary for the interface between the WorldView system and NGA systems.
The following table lists the reports that will be provided.
[***Redacted***]
Shipping Instructions — AOR (Pre-FOC) or COR (Imagery Acquisition Period) Directed
Reports and data submissions shall be delivered in accordance with instructions to be provided by the Agreement Officer’s Representative (AOR)/Contracting Officer’s Representative (COR)
Additional Reporting Requirements
In addition to reporting requirements identified above, the contractor shall provide the following items in support of imagery ordered and delivered:
Daily Operation Capability Report
A Daily Operation Capability Report for all operational satellites that are under contract to NGA for data delivery. The Daily Operational Capability Report shall be in the same format as the current DigitalGlobe — NGA Operational Capability Status Report.
[***Redacted***]
NextView Quality Plan
DigitalGlobe shall publish and maintain an Imagery Acquisition Period Quality Plan, applicable to imagery CLINs, product CLINs, and product or service delivery orders. [***Redacted***]
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Appendix C — Pre-FOC Milestones and Success Criteria
The contractor shall develop, deliver and execute test/inspection plans and procedures for Pre-FOC space and ground segments as required to meet the success criteria of major milestones as defined within this section. Pre-FOC Milestones (marked by ** within the tables) are met by conduct of the review. The contractor shall provide the reports one to five days in advance of the meetings, on a non-interference basis. NGA recognizes that these materials are subject to additional change without notice. These reports will be made available to NGA and NGA consultants, subject to such consultants being bound by appropriate nondisclosure agreements to protect contractor’s proprietary and business confidential information. Conduct of the review shall consist of:
1.	NextView team notification of intent, date and place to host the review.

2.	Holding a review meeting addressing the subject materials in a manner consistent with standard commercial practices, including in each review a status of open action items.

3.	Posting review materials from the meeting, consisting of
a.	All presented materials and data

b.	Salient meeting notes, and

c.	Updates to the NextView program Action Items if appropriate
4.	Completion of a Meeting Summary Checklist which certifies all criteria met, on a line-item basis and serves as a single sign-off document for NGA
In the above, “demonstrates” means that DigitalGlobe will present test data, analysis, or other evidence that reasonably supports the stated conclusion, in accordance with normal commercial practices.
Pre-FOC Payment Milestones
The table below (Table 3) represent the payment dates (by milestone) with the associated cost contributions for the contractor and NGA. Non-cost share payment milestones are shown in Table 5.
The Technical Milestone Completion Criteria and the associated schedule (referred to as the “Master Schedule” during PMRs) — required to be completed before payment can be made — are detailed in Table 6.
[3 pages ***Redacted***]
Business Milestone Completion Criteria
DigitalGlobe will provide the USG with relevant financial information at a mutually agreed upon level of detail in or for the Government to monitor the progress of DigitalGlobe’s Business Plan without hindering the execution of the plan. Both the USG and DigitalGlobe recognize that forecasts and business plans are subject to review and adjustment over time. Reports on the status of the Business Plan will be presented at each technical milestone achievement review. Submission of these reports will satisfy this information requirement.
DigitalGlobe Goals
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The following information will be provided as demonstration of DigitalGlobe’s performance against DigitalGlobe’s business plan.
•	Comparison of actual to forecasted performance, as presented in the business plan.

•	Discussion of financing options available to DigitalGlobe in order to fulfill the requirements under NextView.

•	Review the performance of commercial revenues sources and exploration of new and emergent revenue sources.
     [***Redacted***]
Schedule Milestone Completion Criteria
The following Schedule Milestone criteria will be met for each Milestone. Presents an integrated master schedule that demonstrates progress to date, identifies schedule risk, and describes margin adjustments that allows Contractor to successfully reach the FOC defined in the statement of work (see SOW 4.1.1). This criteria applies to all milestones.
Management Milestone Completion Criteria
The following Management Milestone criteria will be met for each Milestone. Contractor will demonstrate that the execution of the Management Plan (staffing levels, facilities, security, key personnel, risk management,) is sufficient to meet NextView program requirements. Contractor shall implement an effective risk management process which identifies program risks, the probability and associated impact of those risks, with mitigation strategies to ensure successful program execution. These criteria apply to all milestones.
[8 pages ***Redacted***]
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Appendix D — Imagery Acquisition
Imagery Acquisition Period Payment and Pricing Schedules are contained in the NextView Imagery Purchase agreement.
[4 pages ***Redacted***]
Preservation, Packaging and Marking:
(a) Preservation, packaging, packing, and marking shall be in accordance with standard practice for commercial packaging. Marking shall include:
Nomenclature
Quantity
Government Contract Number
From: (Contractor name, address, and telephone number)
To: (Name and address of place of shipment)
“NOT FOR OUTSIDE USE”
Appendix E — Option 1: Value-Added Products
This appendix provides product descriptions and pricing for all value-added products under the NextView agreement. [***Redacted***]
Orthomosaics:
Orthomosaic products are radiometrically corrected, sensor corrected, geometrically corrected, orthorectified, and mapped to a cartographic projection and datum. Geometric corrections remove spacecraft orbit position and attitude uncertainty, earth rotation and curvature, and panoramic distortion.
[8 pages ***Redacted***]
CIB-1®:
Controlled Image Base 1 (CIB-1®) is a 1-meter, seamless data set of grayscale ortho-corrected imagery. CIBs are produced from digital source images and are compressed and reformatted to conform to the Raster Product Format (RPF) standard.
[***Redacted***]
CIB-5™:
Controlled Image Base 5 (CIB-5™) is a 5-meter, seamless data set of grayscale ortho-corrected imagery. CIBs are produced from digital source images and are compressed and reformatted to conform to the Raster Product Format (RPF) standard.
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[***Redacted***]
Digital Point Positioning Data Base (DPPDB):
DPPDB is a classified image product consisting of high-resolution digital stereo image pairs which enable trained personnel to derive accurate three-dimensional coordinates for any identifiable ground feature within the database area. The DPPDB consists of three main components: imagery support data, digital reference map graphics, and stereo imagery.
[***Redacted***]
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Appendix F — NCDRD Assumptions, Exceptions and Applicable Documents
This appendix provides the exceptions and assumptions under which the contractor shall provide NextView compliant imagery and imagery-derived products in the formats defined in the latest approved revisions to the NGA NITF 2.0 Dataset Definition Document (NNDDD) and/or the NITF 2.1 Commercial Dataset Requirements Document (NCDRD) (see Appendix G) as outlined in SOW 4.2.5.2.
Assumptions and Exceptions:
Supported NITF formats shall include support for NGA-preferred JPEG2000 NPJE encoding compliant with BPJ2K01.00, NGA-preferred commercial Tagged Record Extensions (TREs) and Data Extension Segments (DESs) pursuant to the exceptions and assumptions.
•	Contractor shall include NITF 2.1 TREs and DESs in accordance with contractor’s NITF2.1 specifications and Contractor will add the new NCDRD mod 1 (dated October 21, 2004) TREs and DESs.

•	CSDIDA, as it is defined in section 3 of the NCDRD mod 1 (dated October 21, 2004), is not unique for a product. IID2 is assumed to be unique.

•	FTITLE is a free-form defined by the CDP.

•	Contractor will package imagery exceeding 9.3GB into separate files.

•	Contractor is not implementing YCrCb J2K.

•	Contractor will pad J2K tiles/blocks to 1024 x 1024 boundaries. If partial tiles are required for a particular product they will be produced. However, the delivery timeline for that product will not be guaranteed. Contractor will be able to support one product containing partial tiles per day up to a 9.3GB size.

•	Contractor will tie the origin upper left corner lat/long point of the cloud cover grid to the upper left corner pixel of the product made.

•	In the case of the irregular polygon, CSCRNA will use the Minimum Bounding Rectangle (MBR) and the corners described in the TRE might be blackfill pixels. Contractor will set the FBKGC field = 7E 7E 7E (soft gray) and Pad/Fill pixels = 0 (black).

•	Attitude, Ephemeris and field alignments will be provided in a Basic product on an acquisition basis and will not cover multiple NITF files.

•	GEOLOB and GEOPSB will follow the DIGEST Annex D definitions.

•	Shape files will be in lat/long WGS84 and will range from 3 to 1000 points.

•	Contractor will calculate the estimated NIIRS based on the product delivered regardless whether the imagery is Panchromatic, Multi-spectral or Pan Sharpened.

•	Contractor will follow its commercial implementation of J2K-NPJE included in the NextView baseline.
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Appendix G — Compliance Documents
This appendix lists the compliance documents and their location in the Statement of Work.

SOW Reference	Compliance Document
4.2.5.1;	DigitalGlobe (WorldView) to NGA Production Management
4.2.5.3.1	Alternative Architecture (PMAA) Segment Interface Control Document, Revision F.

4.2.5.2;	NGA NITF 2.0 Dataset Definition Document (NNDDD)
Appendix F	(NSG-STD-001-05), dated 16 February 2006 as baselined in RFC N01-0441

4.2.5.2;	NGA NITF 2.1 Commercial Dataset Requirements Document
Appendix F	(NCDRD) (STDI-0006), dated 16 February 2006 and as baselined in RFC N01-0441

4.2.5.3.1	NGA DigitalGlobe to Unclassified National Information Library Interface Control Document (IF1AF19), dated 16 February 2006 and as baselined in RFC N01-0441

4.2.5.1.1	NGA DigitalGlobe (DG) to Production Management Alternate Architecture (PMAA) Interface Control Document (IF1AF52), dated 16 February 2006 and as baselined in RFC N01-0441

4.2.5.1.1	NGA Commercial Data Definition Document (NCDDD)(NSG-STD-002-05), dated 16 February 2006 and as baselined in RFC N01-0441

Appendix J	NGA Joint Interface Control Process Guidebook, dated 3 November 2005
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[***Redacted***]
Section II — Consideration:
[5 pages ***Redacted***]
Appendix J — System Engineering LOE Support Effort
[***Redacted***]
Statement of Work
Task 1 — System Engineering Support
1.1 End-to-End Integration and Testing Support
•	DG shall work with the Government Program Office and NSG segment developers to identify and prioritize representative sample sets of NextView compliant test data.

•	DG will support the preparation of test data sets, interface testing plans and procedures, and will provide support for test readiness reviews, test execution, and testing of the interfaces as well as testing of functional changes that potentially affect the interfaces. This will verify that changes to DigitalGlobe’s commercial system do not perturb the NGA controlled formats as part of the overall effort to ensure that the integrity of the contractually binding interface is maintained and sustained.

•	[***Redacted***]
1.2 Change Management/JICPG Support
•	In accordance with the Interface Change Management process defined in the Joint Interface Control Process Guidebook, Revision 1, dated 3 November 2005, DG shall provide on-going systems engineering support to review and assess impacts of proposed future revisions to the contractually binding interface and data formatting specifications identified as compliance documents in Appendix G of the latest baselined revision of the NextView SOW.

•	[***Redacted***]
Deliverables:
•	DG will provide a summary at monthly PMRs reporting the cumulative number of hours and dollars expended against each task, [***Redacted***]

•	DG shall provide a Master Suite of Test Data Sets based on mutual agreement between the NV program Office and DG. This Master Test Set will cover the most likely set of products to be ordered under the NV data purchase, [***Redacted***]

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ATTACHMENT 2
GOVERNMENT FURNISHED PROPERTY LIST
[**Redacted**]
[NOTE: 7 pages have been omitted]
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ATTACHMENT 3
DD254 REVISION 2 DATED 04 DECEMBER 2007
[**Redacted**]
[NOTE: 14 pages have been omitted]
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ATTACHMENT 4
LIST OF DATA DELIVERED WITH LIMITED RIGHTS
[**Redacted**]
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ATTACHMENT 5
STATEMENT OF WORK FOR SYSTEMS ENGINEERING SERVICES
[**Redacted**]
[NOTE: 3 pages have been omitted]
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